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Exhibit 10.1

WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida	Medicaid HMO Contract

AHCA CONTRACT NO. FA615
AMENDMENT NO. 11

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and WELLCARE OF FLORIDA, INC. D/B/A STAYWELL HEALTH PLAN OF FLORIDA, hereinafter referred to as the “Vendor” or “Health Plan”, is hereby amended as follows:

1.	Attachment II, Medicaid Prepaid Health Plan Model Contract, Section X., Administration and Management, Item I., Fraud Prevention, sub-item 4., is hereby amended to include the following:

I.	Provide details about the following, as required by Section 6032 of the federal Deficit Reduction Act of 2005:
(1)	the False Claim Act;
(2)	the penalties for submitting false claims and statements;
(3)	whistleblower protections;
(4)	the law’s role in preventing and detecting fraud, waste and abuse; and,
(5)	each person’s responsibility relating to detection and prevention.

2.	Attachment II, Medicaid Prepaid Health Plan Model Contract, Section X., Administration and Management, Item I., sub-item 7. is hereby included as follows:

7.
In accordance with Section 6032 of the federal Deficit Reduction Act of 2005, the Health Plan shall distribute written Fraud and Abuse policies to all employees.  If the Health Plan has an employee handbook, the Health Plan shall include specific information about Section 6032 of the federal Deficit Reduction Act of 2005, the Health Plan’s policies, and the rights of employees to be protected as whistleblowers.

3.	Attachment II, Medicaid Prepaid Health Plan Model Contract, Section XVI., Terms and Conditions, Item 0., Subcontracts, sub-items 9. and 10., are hereby included as follows:

9.
The Health Plan must provide that compensation to individuals or entities that conduct utilization management activities is not structured so as to provide incentives for the individual or entity to deny, limit, or discontinue medically necessary services to any Enrollee.

10.	Provide details about the following, as required by Section 6032 of the federal Deficit Reduction Act of 2005:

(6)	the False Claim Act;
(7)	the penalties for submitting false claims and statements;
(8)	whistleblower protections;
(9)	the law’s role in preventing and detecting fraud, waste and abuse; and,
(10)	each person’s responsibility relating to detection and prevention.

All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

This Amendment, and all its attachments, are hereby made part of the Contract.

AHCA Contract No. FA615, Amendment No. 11, Page  of 1 of 2

WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida	Medicaid HMO Contract

This Amendment cannot be executed unless all previous Amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this two (2) page Amendment (including all attachments) to be executed by their officials thereunto duly authorized.

WELLCARE OF FLORIDA, INC. D/B/A STAYWELL HEALTH PLAN OF FLORIDA	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION
SIGNED BY: /s/ Heath Schiesser NAME: Heath Schiesser TITLE: President and CEO DATE: June 29, 2009	SIGNED BY: /s/ Holly Benson NAME: Holly Benson TITLE: Secretary DATE: 6/30/09

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA615, Amendment No. 11, Page of 2 of 2